BioPharma

(A Business of Cancer Genetics, Inc.)

Special Purpose Interim Combined Statements of Revenues and Direct Expenses

For the six-months ended June 30, 2019 and 2018

(Unaudited)

Contents

Financial Statements

Special Purpose Interim Combined Statements of Revenues and Direct Expenses	1

Notes to Special Purpose Interim Combined Financial Statements	2-12

BIOPHARMA

(A Business of Cancer Genetics, Inc.)

Special Purpose Interim Combined Statements of Revenues and Direct Expenses

For the Six Months ended June 30, 2019 and 2018

(in thousands)

(unaudited)

	2019	2018

Revenues	$7,358	$7,501
Cost of goods sold	5,006	4,419
Gross profit	2,352	3,082

Direct expenses:
Research and development	579	695
General and administrative	2,718	2,951
Sales and marketing	1,365	1,385
Restructuring costs	3	270
Total direct expenses	4,665	5,301

Revenues less direct expenses	$(2,313)	$(2,219)

The accompanying notes to special purpose interim combined financial statements are an integral part of these abbreviated financial statements.

1

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements

(unaudited)

1. Description of Business and Basis of Presentation

Description of Business

On July 15, 2019 (the “Acquisition Date”), Interpace Diagnostics Group, Inc. (the “Company”), Interpace BioPharma, Inc., a newly formed and wholly owned subsidiary of the Company (“Buyer”), Cancer Genetics, Inc. (“CGI”), Gentris, LLC, a wholly owned subsidiary of CGI (“Gentris”) and Partners for Growth IV, L.P., a secured creditor of CGI (“PFG” or “Seller”), entered into and closed on a Secured Creditor Asset Purchase Agreement (the “Asset Purchase Agreement”). The Asset Purchase Agreement contains the terms and conditions of the acquisition of assets and assumption of certain liabilities (the “Acquisition”) relating to CGI’s and Gentris’ biopharma services business ( “BioPharma” or “Business”). BioPharma provides pharmaceutical and biotech companies and non-profit entities performing clinical trials with lab testing services for patient stratification and treatment selection through an extensive suite of molecular- and biomarker-based testing services, DNA- and RNA- extraction and customized assay development and trial design consultation.

Under the Asset Purchase Agreement, Buyer acquired assets comprising the Business from Seller, through a private foreclosure sale under § 9-610 of the Uniform Commercial Code as enacted in all relevant jurisdictions (the “UCC”). Concurrently with the execution of the Asset Purchase Agreement, the Company entered into a financing arrangement with Ampersand 2018 Limited Partnership (the “Investor”), a fund managed by Ampersand Capital Partners, pursuant to which the Investor agreed to provide specified financing to the Company in connection with the Acquisition (the “Investment”), subject to the terms and conditions of such financing documents, as further discussed below.

At the closing, Seller irrevocably sold and transferred to Buyer all of its interests in CGI, free and clear of Seller’s security interest and any other lien, in all of the properties and assets of CGI used or held for use in connection with BioPharma (collectively, the “Purchased Assets”). To the extent any assets owned by CGI or Gentris and relating to BioPharma were not subject to Seller’s perfected and valid security interest, those assets were transferred directly to Buyer by CGI and Gentris. At closing, Seller delivered to CGI a release of all liens held by the first lien secured lender, Silicon Valley Bank (“SVB”), on CGI’s assets through UCC-3 termination statements for all liens of PFG and SVB.

2

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

1. Description of Business and Basis of Presentation (continued)

Description of Business (continued)

Buyer paid $23,500,000, less certain closing adjustments totaling $1,978,240 (the “Base Purchase Price”), as consideration for the Purchased Assets, of which $7,692,300 was in the form of a subordinated seller note (the “Excess Consideration Note”, as further described below) issued by Buyer to CGI, and the remainder was paid in cash to or on behalf of Seller on the closing date. In addition, Buyer is assuming certain liabilities (accounts payable and accrued expenses) of CGI related to BioPharma in the aggregate sum of approximately $5,000,000. Seller utilized the cash proceeds of approximately $13,829,000 to satisfy the outstanding balance of approximately $2,910,000 due to SVB under that certain loan and security agreement by and among CGI and SVB, as amended, to satisfy the outstanding balance of approximately $6,340,000 due to Seller under that certain loan and security agreement by and among CGI and Seller, as amended, and to satisfy certain transaction expenses. The balance of approximately $2,260,000, net of payment of transaction expenses, was delivered to CGI along with the Excess Consideration Note. The Base Purchase Price is subject to two additional adjustments following the closing: for the finalized net worth (assets less liabilities) of BioPharma as of June 30, 2019 (the “NWA”), subject to a cap of $775,000, and for certain older accounts receivable, in the aggregate amount of approximately $830,000, still uncollected as of December 31, 2019 (the “ARA”). Any amounts due to Buyer under the NWA will be set off against the Excess Consideration Note, and any amounts due to Buyer under the ARA will be either set off against the Excess Consideration Note or, if it is no longer outstanding, satisfied through an AR Holdback (as defined in the Asset Purchase Agreement) mechanism, in each case as further set forth in the Asset Purchase Agreement.

The Asset Purchase Agreement contains certain representations and warranties, which are made solely for purposes of the Asset Purchase Agreement and, in some cases, are subject to qualifications and limitations agreed to by the parties thereto in connection with the negotiated terms of the Asset Purchase Agreement, and which are qualified by certain disclosures that were made in connection with the parties’ entry into such agreement. The Asset Purchase Agreement provides for indemnification by CGI for limited breaches of representations and warranties, covenants and specified line-items, subject to agreed upon caps and baskets and survival periods. Indemnification payments due to Buyer may be (x) set off against the Excess Consideration Note, (y) if it is no longer outstanding, funded by a $735,000 holdback from payout to CGI under the Excess Consideration Note, subject to an additional retained AR Holdback if applicable, or (z) required to be paid directly by CGI, depending on the agreed upon limitations.

3

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

1. Description of Business and Basis of Presentation (continued)

Basis of Presentation

BioPharma has not historically been accounted for as a separate entity, subsidiary or division of CGI. In addition, stand-alone financial statements related to BioPharma have not been prepared previously as CGI’s financial system is not designed to provide complete financial information of BioPharma. Therefore, special purpose interim combined financial statements have been prepared for the six-months ended June 30, 2019 and 2018 to satisfy the financial statement requirements of Rule 3-05 of Regulation S-X in lieu of full financial statements. Pursuant to a letter dated September 10, 2019 from the staff of the Division of Corporate Finance (the “Division”) of the SEC, the Division stated that it will not object to the Buyer’s proposal to provide abbreviated financial statements in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

These special purpose interim combined financial statements have been derived from the historical accounting records of CGI. The special purpose interim combined financial statements do not represent revenues and direct expenses as if BioPharma had operated as a separate, stand-alone entity during the periods presented. In addition, the special purpose interim combined financial statements is not meant to be indicative of results of operations of BioPharma going forward as a result of future changes in the Business and the omission of various operating expenses.

All significant intracompany balances and transactions have been eliminated.

The revenues included in the accompanying special purpose interim combined statements of revenues and direct expenses represent revenues directly attributable to BioPharma. The costs and expenses included in the accompanying special purpose interim combined statements of revenues and direct expenses were incurred by CGI and include direct and allocated costs and expenses related to BioPharma. The allocated costs and expenses are allocated to the Business based on direct usage or benefit where identifiable, with the remainder allocated on a pro rata basis of test counts performed, revenue, or other relevant measures. The Business considers the expense allocation methodology and results to be reasonable for all periods presented.

The special purpose interim combined statements of revenues and direct expenses do not include expenses not directly associated with BioPharma business, such as corporate, shared services, indirect general & administrative expenses, interest income/expense, other income/expense, and income taxes.

4

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

1. Description of Business and Basis of Presentation (continued)

The special purpose interim combined financial statements and notes thereto are unaudited and, in the opinion of management, include all adjustments consisting only of normal recurring adjustments considered necessary for a fair statement of BioPharma’s results of operations. The results reported in these special purpose interim combined financial statements should not be considered as necessarily indicative of the results that may be expected for the entire year. These special purpose interim combined financial statements should be read in conjunction with the special purpose combined financial statements for the years ended December 31, 2018 and 2017 and the related notes thereto.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the special purpose interim combined financial statements in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts of revenues, direct expenses and related disclosures during the periods being presented. Management bases its estimates on historical experience and various other assumptions it believes to be reasonable. Components of these special purpose interim combined financial statements particularly subject to estimation include the allocation of certain direct expenses. Actual results may differ from management’s estimates.

Revenue recognition

Revenues consist of customized solutions for patient stratification and treatment selection through an extensive suite of DNA-based testing services. The services are billed to pharmaceutical and biotechnology companies.

Performance Obligations

Performance Obligation Satisfaction and Revenue Recognition: Performance obligations are satisfied at a point in time as the Company processes samples delivered by the customer. Project level activities, including study setup and project management, are satisfied over the life of the contract. Revenues are recognized at a point in time when the test results or other deliverables are reported to the customer. Project level fee revenue is recognized ratably over the life of the contract.

5

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

2. Summary of Significant Accounting Policies (continued)

Revenue recognition (continued)

Significant Payment Terms: Monthly invoices at a contractual rate are generated as services are delivered for work completed during the prior month. Some contracts have prepayments prior to services being rendered that are recorded as deferred revenue.

Nature of Services: BioPharma testing services, study setup and study management

Remaining Performance Obligations

Services offered frequently take time to complete under their respective contacts. These times vary depending on specific contract arrangements including the length of the study and how samples are delivered to us for processing. As of June 30, 2019, the Company had approximately $37 million in remaining performance obligations. BioPharma expects to recognize the remaining performance obligations over the next two to three years.

Practical Expedients

BioPharma’s customer arrangements do not contain any significant financing component (interest). BioPharma incurs incremental costs on its clients but has elected the practical expedient afforded by the new revenue standard to expense such costs as incurred. BioPharma excludes from the measurement of the transaction price all taxes collected from customers that are assessed by governmental authorities and are both imposed on and concurrent with specific revenue-producing transactions.

Concentrations

There was one customer that accounted for 11% of revenues for the six months ended June 30, 2019 and there was one customer that accounted for 11% of revenues for six months ended June 30, 2018. No other customers accounted for more than 10% of revenues in either period.

6

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

2. Summary of Significant Accounting Policies (continued)

Depreciation

For the special purpose interim combined statements of revenues and direct expenses, depreciation is calculated on CGI’s historical cost basis of property and equipment using the straight-line method over the estimated useful lives of the respective assets, which generally range from five to seven years. Leasehold improvements are depreciated over the lesser of the lease term or the estimated useful lives of the improvements using the straight-line method. The cost of computer software developed for internal use, which consists of lab information system that is still in its configuration and implementation stages, is capitalized and will be amortized on a straight-line basis over its estimated useful life of ten years when complete. Repairs and maintenance are charged to expense as incurred while improvements are capitalized.

Depreciation expense included in the special purpose interim combined statements of revenues and direct expenses was $337,138 and $395,370 for the six-months ended June 30, 2019 and 2018, respectively. Of these amounts, $215,388 and $229,631 was included in cost of goods sold for the six months ended June 30, 2019 and 2018, respectively.

Lease expense

In February 2016, the Financial Accounting Standards Board (“FASB”) issued guidance codified in ASC 842, Leases, which supersedes the guidance in former ASC 840, Leases, to increase transparency and comparability among organizations by requiring recognition of right-of-use assets and lease liabilities on the balance sheet and disclosure of key information about leasing arrangements (with the exception of short-term leases). The most significant impact of adopting ASC 842 is related to the recognition of right-of-use assets and lease liabilities for operating leases. BioPharma’s accounting for finance leases remains substantially unchanged. The adoption of ASC 842 had no impact on the special purpose interim combined statements of revenues and direct expenses.

The special purpose interim combined statements of revenues and direct expenses includes an allocation of amortization of the right of use assets and finance costs related to the lease liabilities for both operating and finance leases.

7

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

2. Summary of Significant Accounting Policies (continued)

Amortization of intangible assets

For the special purpose interim combined statements of revenues and direct expenses, amortization of intangible assets is calculated on CGI’s historical cost basis over their useful lives. Patents are amortized over the useful lives of the assets, using the straight-line method. Certain patents are in the legal application process and therefore are not currently being amortized.

Other intangible assets consist of software acquired with Response Genetics and vivoPharm’s customer list and trade name, which are all amortized using the straight-line method over the estimated useful lives of the assets, which range from three to ten years.

Amortization expense included in the special purpose interim combined statements of revenues and direct expenses was $55,828 and $42,168 for the six-months ended June 30, 2019 and 2018, respectively.

Research and development

Research and development costs associated with service and product development include direct costs of payroll, employee benefits, stock-based compensation and supplies and an allocation of indirect costs including rent, utilities, depreciation and repairs and maintenance. All research and development costs are expensed as they are incurred.

Stock-based compensation

Direct expenses related to BioPharma include an allocation of stock-based compensation. Stock-based compensation is accounted for in accordance with the provisions of ASC 718, Compensation-Stock Compensation, which requires the measurement and recognition of compensation expense for all stock-based awards made to employees and directors based on estimated fair values on the grant date. BioPharma estimates the fair value of stock-based awards on the date of grant using the Black-Scholes option pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods using the straight-line method.

All issuances of stock options or other issuances of equity instruments to employees as the consideration for services received by us are accounted for based on the fair value of the equity instrument issued.

8

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

2. Summary of Significant Accounting Policies (continued)

Stock-based compensation (continued)

BioPharma accounts for stock-based compensation awards to non-employees in accordance with ASC 505-50, Equity Based Payments to Non-Employees. Under ASC 505-50, BioPharma determines the fair value of the warrants or stock-based compensation awards granted as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. Stock-based compensation awards issued to non-employees are recorded in expense and additional paid-in capital in stockholders’ equity over the applicable service periods based on the fair value of the awards or consideration received at the vesting date.

3. Recent Accounting Pronouncements

Recent Standards Not Yet Effective

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment, which removes the requirement to perform a hypothetical purchase price allocation to measure goodwill impairment. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. ASU 2017-04 is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Early adoption is permitted and applied prospectively. Management is evaluating ASU 2017-04 to determine the impact on the special purpose interim combined financial statements.

In June 2018, the FASB issued ASU 2018-07, Compensation - Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting, which simplifies the accounting for nonemployee share-based payment transactions. Under the new guidance, equity-classified share-based payment awards issued to nonemployees will now be measured on the grant date, instead of the previous requirement to remeasure the awards through the performance completion date. Awards that include performance conditions will recognize compensation cost when the achievement of the performance condition is probable, rather than upon achievement of the performance condition. Finally, the current requirement to reassess the classification (equity or liability) for nonemployee awards will be eliminated, except for awards in the form of convertible instruments. The ASU is effective for annual periods beginning after December 15, 2018, but no earlier than the adoption of ASC 606. Management adopted the guidance on January 1, 2019. The adoption of ASU 2018-07 did not have a material impact on special purpose interim combined financial statements.

9

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

4. Lease Commitments

BioPharma leases laboratory, research facility and administrative office space under various operating leases. At June 30, 2019, BioPharma has approximately 17,900 square feet of office and laboratory space in Rutherford, New Jersey and 24,900 square feet in Morrisville, North Carolina. During 2018, BioPharma had a lease agreement for approximately 19,100 square feet of laboratory space in Los Angeles, California which expired on December 31, 2018. For a portion of 2018, BioPharma also had 10,000 square feet in Hyderabad, India, which was vacated in April 2018. BioPharma has escalating lease agreements for our New Jersey and North Carolina, which expire February 2023 and May 2020, respectively. These leases require monthly rent with periodic rent increases that vary from $0.32 to $0.50 per square foot of the rented premises per year. The difference between minimum rent and straight-line rent is recorded as deferred rent payable. The terms of BioPharma’s New Jersey lease require that a $350,000 security deposit for the facility be held in a stand by letter of credit in favor of the landlord.

BioPharma acquired office and scientific equipment under long term leases which have been capitalized at the present value of the minimum lease payments.

Lease expense included the special purpose interim combined statements of revenues and direct expenses was approximately $385,000 and $425,000 for the six-months ended June 30, 2019 and 2018, respectively.

The components of lease expense were as follows for the six months ended June 30, 2019 (in thousands):

Six months ended June 30, 2019
Operating lease cost	$309
Short-term lease cost	-
Variable lease cost	76
$385

10

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

5. Stock-based Compensation

CGI has two equity incentive plans: the 2008 Stock Option Plan (the “2008 Plan”) and the 2011 Equity Incentive Plan (the “2011 Plan”, and together with the 2008 Plan, the “Stock Option Plans”). The Stock Option Plans are meant to provide additional incentive to officers, employees and consultants of BioPharma to remain in BioPharma’s employment. Options granted are generally exercisable for up to 10 years.

The fair value of options granted to employees is estimated on the grant date using the Black-Scholes option valuation model. This valuation model requires CGI to make assumptions and judgments about the variables used in the calculation, including the expected term (the period of time that the options granted are expected to be outstanding), the volatility of CGI’s common stock, a risk-free interest rate, and expected dividends. BioPharma records forfeitures of unvested stock options when they occur. No compensation cost is recorded for options that do not vest. CGI uses the simplified calculation of expected life described in the SEC’s Staff Accounting Bulletin No. 107, Share-Based Payment, and volatility is based on the historical volatility of CGI’s common stock. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods corresponding with the expected life of the option. CGI uses an expected dividend yield of zero, as CGI has not paid dividends historically.

The following table presents the weighted-average assumptions used to estimate the fair value of options granted to employees during the periods presented:

	Six-months Ended June 30,
	2019	2018
Volatility	90.15%	77.81%
Risk free interest rate	2.54%	2.89%
Dividend yield	―	―
Term (years)	6.32	6.49
Weighted-average fair value of options granted during the period	$0.34	$0.63

11

BioPharma

(A Business of Cancer Genetics, Inc.)

Notes to Special Purpose Interim Combined Financial Statements (continued)

(unaudited)

5. Stock-based Compensation (continued)

The following table presents the effects of stock-based compensation related to stock option and restricted stock awards to employees and non-employees on the special purpose interim combined statements of revenues and direct expenses during the periods presented (in thousands):

	Six-months Ended June 30,
	2019	2018
Cost of revenues	$30	$114
Research and development	2	7
General and administrative	15	51
Sales and marketing	2	8
Total stock-based compensation	$49	$180

6. Commitments and Contingencies

In the ordinary course of business, the Business is involved in litigation, claims, government inquiries, investigations and proceedings, relating to intellectual property, commercial, employment, environmental and regulatory matters. Management does not believe that the resolution of such claims and disputes will have a material adverse effect on the Company’s financial statements.

7. Subsequent Events

Management has evaluated subsequent events through September 19, 2019, the date the special purpose interim combined financial statements were available to be issued. No events were identified requiring additional recognition of disclosure in the notes to the abbreviated financial statements.

12